U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Dear Sir or Madam:

Pursuant to Rule 497(k), attached is the summary prospectus for the Registrant.

Please direct any questions to the Secretary of the Registrant as indicated on the Cover Page of the related filing under Rule 485.